UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023

THE ALKALINE WATER COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38754	99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8541 E. Anderson Drive, Suite 100
 Scottsdale, Arizona, United States 85255
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2023, The Alkaline Water Company Inc. (the "Company") received a deficiency letter (the "Letter") from the Listing Qualifications Department of The Nasdaq Stock Market (the "Nasdaq"), notifying the Company that since the Company had not yet filed its Form 10-Q for the period ended September 30, 2023 (the "Form 10-Q"), it no longer complies with the Nasdaq's Listing Rule 5250(c)(1) (the "Rule") relating to the Company's obligation to file periodic financial reports for continued listing.

The Letter stated that this matter serves as an additional basis for delisting the Company's securities from the Nasdaq. The Letter further stated that the Company can request an appeal to a Hearings Panel and a request for a hearing regarding a delinquent filing will stay the suspension of the Company's securities only for a period of 15 days from the date of the request. The Letter further stated that since the Company is already before the Hearings Panel for its failure to comply with the minimum market value of its listed securities requirement set forth in Listing Rule 5550(b)(2), the Company will have seven days, or until November 28, 2023, to request a stay of the suspension, pending the Hearings Panel decision and then the Hearing Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable, but in any event no later than 15 calendar days following the deadline to request a further stay. On November 28, 2023, the Company requested an appeal to the Hearing Panel.

The Company is working to satisfy the Nasdaq's requirements in a timely manner.  However, there can be no assurance that the Company will regain compliance with the Rule or maintain the listing of its common stock on the Nasdaq. If the Company's common stock ceases to be listed for trading on The Nasdaq Capital Market, the Company would expect that its common stock would be traded on one of the three tiered marketplaces of the OTC Markets Group.

Item 7.01 Regulation FD Disclosure.

A copy of our news release dated November 28, 2023 is being furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	News Release dated November 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ David A. Guarino

David A. Guarino

Chief Financial Officer and Director

November 28, 2023